UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 	June 8, 2009


                       OAKRIDGE HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 8, 2009, an authorized officer of Oakridge Holdings, Inc. (the "Company") concluded that the financial statements previously issued by the Company and the related report of the Company's independent registered public accounting firm, Wipfli LLP ("Wipfli"), contained in the following periodic reports filed with the Securities and Exchange Commission (the "SEC") should no longer be relied upon because of errors in those statements: (1) Form 10-K for the fiscal year ended June 30, 2008, (2) Form 10-Q for the quarterly period ended September 30, 2008, (3) Form 10-Q for the quarterly period ended December
 31, 2008 and (4) Form 10-Q for the quarterly period ended March 31, 2009.

The Company's conclusion that the foregoing financial statements and report of Wipfli should no longer be relied upon was made in connection with a regular review of the Company's public filings by the SEC. The Company has determined that its non-controlling interests in preneed trust investments should be classified as liabilities in accordance with Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." Non-controlling interests in preneed trust investments are reflected in the mezzanine section of the consolidated balance sheets that should no longer be relied upon. The Company also has determined that the statements of cash flows that should no longer be relied upon should be restated to present purchases and sales of marketable securities on a gross basis, include cash flows from perpetual care and trust investments within cash flows from operating activities and reflect gains and losses from perpetual care and trust investments as an adjustment to net income
(loss) in the operating section of the Company's statement of cash flows in accordance with Statement of Financial Accounting Standards No. 95, "Cash Flow Information and Securities Valuation." The statements of cash flows that should no longer be relied upon reflect cash flows from perpetual care and trust investments in investing activities. The condensed consolidated statements of operations in the financial statements that should not be relied upon will not be affected by the restatement of those financial statements.

Management has concluded that the errors in the financial statements that should no longer be relied upon resulted from a material weakness in internal control over financial reporting with respect to the application of GAAP. Therefore, the Company will restate management's reports in the applicable SEC filings to conclude that the Company's internal control over financial reporting were ineffective as of the end of the periods covered by those reports. Management is evaluating and implementing changes in internal controls to address the material weakness.

An authorized officer of the Company has discussed with Wipfli the matters related to the restatement as disclosed in this Item 4.02.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                OAKRIDGE HOLDINGS, INC.


Date:  June 8, 2009             /s/ Robert C. Harvey

                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors